UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                -----------------

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 21, 2008

                                -----------------
                          WILLIS GROUP HOLDINGS LIMITED
             (Exact name of registrant as specified in its charter)

                                     Bermuda
                 (Jurisdiction of incorporation or organization)



           001-16503                                  98-0352587
    (Commission file number)             (I.R.S. Employer Identification No.)

                            c/o Willis Group Limited
                    51 Lime Street, London, EC3M 7DQ, England
                    (Address of principal executive offices)

                              (011) 44-20-3124-6000
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

                                -----------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.          Entry into a Material Definitive Agreement.

           On November 21, 2008, Willis Group Holdings Limited ("Willis"), along with its indirect wholly owned subsidiary, Willis North America Inc. ("WNA"), entered into amendments effective as of November 14, 2008, for each of (i) the Credit Agreement, dated as of October 1, 2008 (the "Five-Year Credit Agreement"), among WNA, Willis, the Lenders party thereto, Bank of America, N.A., as Administrative Agent and Swing Line Lender, and Bank of America Securities LLC, as Administrative Agent and Sole Lead Arranger, and (ii) the 364-Day Credit Agreement, dated as of October 1, 2008 (the "364-Day Credit Agreement"), among WNA, Willis, the Lenders party thereto and Bank of America Securities LLC, as Administrative Agent and Sole Lead Arranger. The amendments to the Five-Year Credit Agreement and the 364-Day Credit Agreement permit investments by Willis Securities Inc., an indirect subsidiary of WNA and a licensed broker-dealer ("WSI"), in reinsurance related debt securities (also known as "insurance linked securities") that are underwritten and/or initially purchased by WSI and placed with or distributed to third party investors in the normal course of WSI's business. Pursuant to the amendment, the aggregate amount of such investments would not be permitted to exceed $250 million at any point in time.

           This description of the Amendments to the Five-Year Credit Agreement and the 364-Day Credit Agreement does not purport to be complete and is qualified in its entirety by reference to each of the amendments to the Five-Year Credit Agreement and the 364-Day Credit Agreement, copies of which are attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.


Item 9.01.        Financial Statements and Exhibits.

      (d)    Exhibits

Exhibit No.     Description
-----------     -----------
10.1            Amendment dated November 14, 2008 to the Credit Agreement, dated as of October 1, 2008, among Willis North America Inc., Willis
                Group Holdings Limited, the Lenders party thereto, Bank of
                America, N.A., as Administrative Agent and Swing Line Lender and Bank of America Securities LLC, as Administrative Agent and
                Sole Lead Arranger

10.2 Amendment dated November 14, 2008 to the 364-Day Credit Agreement, dated as of October 1, 2008, among Willis North America Inc., Willis Group Holdings Limited, the Lenders party thereto and Bank of America Securities LLC, as Administrative Agent and Sole Lead Arranger

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 Willis Group Holdings Limited


                                                 By:  /s/ Adam G. Ciongoli
                                                      --------------------------
                                                      Adam G. Ciongoli
                                                      General Counsel




Date: November 21, 2008

                                  EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------
10.1            Amendment dated November 14, 2008 to the Credit Agreement, dated as of October 1, 2008, among Willis North America Inc., Willis
                Group Holdings Limited, the Lenders party thereto, Bank of
                America, N.A., as Administrative Agent and Swing Line Lender and Bank of America Securities LLC, as Administrative Agent and
                Sole Lead Arranger

10.2 Amendment dated November 14, 2008 to the 364-Day Credit Agreement, dated as of October 1, 2008, among Willis North America Inc., Willis Group Holdings Limited, the Lenders party thereto and Bank of America Securities LLC, as Administrative Agent and Sole Lead Arranger